                                                                    EXHIBIT 10.1

                                  June 21, 2002


        Mr. Ralph Rubio
        President, CEO
        Rubio's Restaurants, Inc.
        1902 Wright Place, Suite 300
        Carlsbad, CA 92008

        Re:  Amendment to Beverage Marketing Agreement dated March 6, 1998

        Dear Mr. Rubio:

        This letter will constitute an amendment (the "Amendment") to the Term Sheet between Coca-Cola Fountain ("CCF") and Rubio's Restaurants, Inc. ("Rubio's") dated March 6, 1998 (the "Agreement"). The capitalized terms contained in this Amendment will have the same meaning set forth in the Agreement unless otherwise defined in this Amendment.

        In addition,                  ***
                                      ***
                                      ***

        Effective June 1, 2002 (the "Effective Date"), the Agreement is amended as follows:

        TERM

        The first sentence of the Term section is modified by extending the Term until the later of: (i) June 1, 2012 or (ii) when Rubio's has purchased its Volume Commitment of CCF's Fountain Syrups.

        BEVERAGE AVAILABILITY

        The second sentence of the second paragraph of the Beverage Availability section is modified as follows:

                CCF's Fountain Beverages will be the only Fountain Beverages served in the Covered Outlets, except for adult frozen "fancy cocktails" (e.g., margarita-type drinks).

        The third paragraph of the Beverage Availability section is modified as follows:






        *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Mr. Ralph Rubio
June 21, 2002
Page 2


                Rubio's recognizes that the sale of competitive Beverage in bottles, cans or other packaging would diminish the product availability rights given to CCF, and therefore also agrees not to serve competitive Beverages in bottles, cans in the Covered Outlets, except for bottled water. Under no circumstances will Rubio's serve any product of PepsiCo in the Covered Outlets.

        The following paragraph is added at the end of the Beverage Availability section:

                Except as specifically provided in this Beverage Availability section, Rubio's agrees that it shall be in compliance with the Beverage Availability section upon the expiration of its pre-existing agreements with unaffiliated third parties and suppliers of competitive Beverages. In particular, Rubio's agrees that Dr. Pepper(R) will not be served in its Covered Outlets after April 30, 2003. In addition, Rubio's agrees that during the first year of the Term it will conduct tests of Dasani(R) bottled water, Nestea(R) tea, and CCF's frozen Beverage mixers. Such tests will be conducted according to mutually agreed upon test parameters (including duration of test and test performance criteria) that will be established in advance of the introduction to determine the success or failure of the tests. In conducting such tests, Rubio's agrees that it will provide sales data to CCF at the end of every four-weeks during the test period that will be used to measure the results of the test. CCF and Rubio's will mutually analyze and evaluate the sales data to meet mutually agreed upon sales criteria and to mutually determine the success of the tests.

        VOLUME COMMITMENT

        The Volume Commitment section is deleted in its entirety and substituted with the following language:

        Rubio's agrees that, beginning June 1, 2002 until the end of the Term, the Covered Outlets will purchase an additional *** of CCF's Fountain Syrups. Accordingly, the total Volume Commitment is *** of CCF's Fountain Syrups.

        MARKETING PROGRAM

        CONVERSION FUND.

        The following sentence is added at the end of the Conversion Fund subsection:

                *** conversion from Dr. Pepper(R) to CCF's brands, CCF will pay funding in the amount of *** (the "Incremental Conversion


--------

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Mr. Ralph Rubio
June 21, 2002
Page 3


                Fund"). In the event that Rubio's elects to serve CCF's Nestea(R) tea in all of the Covered Outlets instead of brewed tea, CCF will provide additional funding in the amount of *** to offset the costs of such conversion (the "Tea Conversion Fund"). Tea Conversion funding will be paid *** .

        PROMOTIONAL SUPPORT FUND.

        A new "Promotional Support Fund" subsection is added at the end of the Marketing Program section as follows:

                PROMOTIONAL SUPPORT FUND. Beginning in January of calendar year 2003 through and including January of calendar year 2012, CCF shall pay Rubio's an *** Promotional Support Fund payment of *** to offset the cost of the following activities. To qualify for funding, each Covered Outlet will comply with a minimum of *** of the following performance criteria:

                      1. Conduct *** a minimum of *** crew incentive and training program designed to increase the sale of CCF's Fountain Beverages in the Covered Outlets; and

                      2. Conduct tests of Dasani(R) bottled water, Nestea(R)tea, and CCF's frozen Beverage mixers as detailed in the Beverage Availability Section above; and

                      3. Perform those additional marketing activities that involve CCF's Fountain Beverages that the parties mutually agree upon.

        NESTEA(R) TEA BRAND BUILDING FUND.

        A new "Nestea(R) Tea Brand Building Fund" subsection is added at the end of the Marketing Program section as follows:

                NESTEA(R) TEA BRAND BUILDING FUND. In the event that Rubio's serves Nestea(R) Fountain Beverage in all of its Covered Outlets, beginning in January of calendar year following such conversion through and including January of calendar year 2012, CCF shall pay Rubio's an *** Nestea(R) Tea Brand Building Fund payment of *** . To qualify for funding, each Covered Outlet will comply with *** of the following performance criteria:


--------

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Mr. Ralph Rubio
June 21, 2002
Page 4


                      1. Execute a minimum of *** merchandising activity and/or promotional activity *** that is designed to increase the sale of CCF's Nestea(R) Fountain Beverage in the Covered Outlets; and

                      2. Perform those additional marketing activities that involve CCF's Nestea(R) Fountain Beverages that the parties mutually agree upon.

        BUSINESS BUILDING FUND.

        A new "Business Building Fund" subsection is added immediately after the end of the Nestea(R) Brand Building Fund subsection as follows:

                BUSINESS DEVELOPMENT FUND. *** execution of this Agreement, CCF shall make a *** in the amount of *** and in *** , CCF shall make another *** of *** . These *** are to offset the costs of conducting a minimum of *** of the following activities that Rubio's will conduct in the Covered Outlets throughout the Term:

                1. Execute mutually agreed upon strategies that are designed to increase combo meal incidence in the Covered Outlets; and

                2. Mutually agreed upon marketing and/or promotional activities that are designed to increase Fountain Beverage transactions in the Covered Outlets; and

                3. Those additional business development activities that the parties mutually agree upon.

        EQUIPMENT PROGRAM

        The following sentence is added after the first sentence of the Equipment Program section:

                In the event Rubio's elects to serve CCF's Nestea(R) Fountain Beverages in all of the Covered Outlets, CCF also will provide without charge one tea urn per Covered Outlet.

        TERMINATION

        The Termination section is modified by adding the following sentences at the end of the first bullet point of the third sentence:


--------

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Mr. Ralph Rubio
June 21, 2002
Page 5


                Incremental Conversion Fund will be earned at the rate of *** per gallon; Tea Conversion Fund, Promotional Support Funds and Nestea(R) Brand Building Fund will be earned at the rate of *** per month; and Business Development Funds will be earned at the rate of *** per gallon.

        If this letter conforms to our agreement, please sign the enclosed copy and return it to me for my files. By signing this Amendment, you represent and warrant that you are authorized to enter into contracts on behalf of Rubio's governing the subject matter of this Amendment.

                                        Sincerely,

                                        /s/ Dan Manning
                                        Dan Manning
                                        Vice President, West Group
                                        Coca-Cola Fountain

        Agreed to this _______ day of June, 2002.

        RUBIO'S RESTAURANTS, INC.

        By:  /s/ Ralph Rubio
            -------------------------
            Mr. Ralph Rubio
            President, CEO


--------

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.